UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2025

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

1-2-33, Higashigotanda, Shinagawa, Tokyo, Japan	141-0022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +81-3-6409-6966

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 31, 2025, HeartCore Enterprises, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to disclose, among other things, the Company’s entry into a material definitive agreement concerning the sale of the Company’s equity interests of HeartCore Inc. (the “Sale”) and the closing, on October 31, 2025, of the Sale. The Company is filing this Amendment No. 1 (“Amendment No. 1”) to the Initial 8-K to clarify that, following the closing of the Sale, the Company believes that, as of the date of this Amendment No. 1, its stockholders’ equity is in excess of $5,000,000.

Except as expressly set forth herein, Amendment No. 1 speaks as of the filing date of the Initial 8-K and does not reflect events that may have occurred subsequent to the filing date of the Initial 8-K. Except as described above, no other changes have been made to the Initial 8-K. Amendment No. 1 should be read in conjunction with the Initial 8-K and the Company’s other filings with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

On October 31, 2025 (the “Closing Date”), HeartCore Enterprises, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Smith Japan Holdings KK (“Purchaser”), pursuant to which the Company agreed to sell to Purchaser, and Purchaser agreed to purchase (the “Share Purchase”), all of the outstanding equity interests of HeartCore Inc., a wholly owned subsidiary of the Company (“HeartCore Japan”).

Pursuant to the terms of the Purchase Agreement, the purchase price of the Share Purchase is ¥1,800,418,650 (equivalent to approximately $12 million, based on the October 24, 2025 Federal Reserve conversion rate of ¥152.82 = USD $1) (the “Purchase Price”), subject to adjustment as set forth in the Purchase Agreement, to be paid as follows:

(a)	An amount of ¥1,013,340,000 less the amount of HeartCore Japan’s debts as set forth in the Purchase Agreement (the “Estimated Debt”) will be paid by the Purchaser to the Company on the Closing Date (such final amount, the “Closing Payment”).
(b)	An amount of ¥126,133,200 (the “Holdback Amount”) will be retained by the Purchaser from the Closing Payment, and, subject to the provisions of the Purchase Agreement, will be paid by the Purchaser to the Company on the first business day occurring the later of: (a) 180 after the Closing Date, or (b) if applicable, the date the Net Tangible Assets (as defined in the Purchase Agreement) is finally determined pursuant to the terms of the Purchase Agreement (the “Holdback Release Date”).
(c)	An amount of ¥273,866,800 (the “Long Term Holdback Amount”) in respect of the agreements (“Multi-year Licensing Agreements”) concerning the licensing of HeartCore Japan’s “HeartCore CMS” product to a specified customer for a period of more than one year will be retained by the Purchaser from the Closing Payment and will be paid by the Purchaser as set forth in the Purchase Agreement.
(d)	Subject to the provisions of the Purchase Agreement, an amount of ¥387,078,650 (the “Deferred Consideration”), which shall consist of a principal amount of ¥322,700,000 with an uncompounded rate of interest of 6.65% per annum, will be retained by the Purchaser from the Closing Payment and will be paid by the Purchaser on October 31, 2028, the third annual anniversary of the Closing Date.
(e)	Within five business days following the final determination of the actual amount of HeartCore Japan’s debts as of the Closing (the “Final Debt Amount”), the Purchaser shall pay to the Company an amount equal to (i) the Estimated Debt minus (ii) the Final Debt Amount (such payment, the “Debt True-Up Payment”). For the avoidance of doubt, if the Final Debt Amount is greater than the Estimated Debt, no payment shall be owed by the Purchaser.

Pursuant to the terms of the Purchase Agreement, for a period of six months following the Closing Date, (i) the Company agreed to provide Purchaser with certain accounting and reporting transition services, and (ii) the Purchaser agreed to provide the Company with certain human resources transition services.

The Purchase Agreement contains customary representations, warranties, conditions, covenants, and indemnification obligations for a transaction of this type.

The Share Purchase closed on October 31, 2025.

The foregoing summary of the material terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 31, 2025, the Company issued a press release announcing the closing of the Share Purchase.

The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The information contained in the press release is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company has made the strategic decision to sell its software business assets in Japan and to concentrate its efforts on its Go IPO consulting business. In connection therewith, in addition to the Share Purchase, the Company is assessing all strategic alternatives to divest its 51% interest in Sigmaways, Inc.

Following the closing of the Share Purchase described in Item 1.01 above, the Company believes that, as of November 4, 2025, its stockholders’ equity is in excess of $5,000,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Purchase Agreement, dated as of October 31, 2025, by and between HeartCore Enterprises, Inc. and Smith Japan Holdings KK.
99.1**	Press release of the issuer dated October 31, 2025.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed previously.
**	Furnished previously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2025	HEARTCORE ENTERPRISES, INC.

	By:	/s/ Sumitaka Yamamoto
Sumitaka Yamamoto
Chief Executive Officer